8. Project Assets (Tables)	12 Months Ended
Dec. 31, 2019
Project Assets
Summary of project assets

Project assets as of December 31, 2019 and 2018 consist of the following:

	December 31,	December 31,
	2019	2018
Project assets completed for sale	$17,847	$21,215
Project assets under development	16,490	19,807
Total project assets	34,337	41,022
Current, net of impairment loss	$17,842	$24,654
Noncurrent, net of impairment loss	$16,495	$16,368